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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2002


                                 MIM Corporation
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             (Exact name of registrant as specified in its charter)




         Delaware                     0-28740                  05-0489664
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(State of incorporation)   (Commission File Number)          (IRS Employer
                                                             Identification No.)



  100 Clearbrook Road, Elmsford, NY                                    10523
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: (914) 460-1600



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          (Former name or former address, if changed since last report)

Item 2. Acquisitions or Disposition of Assets.

      This Form 8-K/A is being filed to amend the Form 8-K filed on February 5, 2002 by MIM Corporation (the "Company") to include the financial statements and pro forma financial information referred to in Item 7 below relating to the acquisition by the Company of all of the issued and outstanding common stock of Vitality Home Infusion Services, Inc., a New York corporation ("Vitality"), pursuant to a Stock Purchase Agreement dated as of January 9, 2002 (the "Purchase Agreement"). At the time of the filing of the Form 8-K, it was impractical for the Company to provide financial information for Vitality or pro forma financial information of the Company relative to its acquisition of Vitality. Pursuant to the instructions to Item 7 of Form 8-K, the Company hereby amends Item 7 to the Form 8-K to include the previously omitted information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of Vitality are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information. The pro-forma consolidated financial statements of the Company are attached hereto as Exhibit 99.3.

(c)  Exhibits.

    2.1* Purchase Agreement, dated as of January 9, 2002, among Vitality, Marc
         Wiener, Barbara Kammerer and the Company.

   99.1* Press Release, dated January 31, 2002, issued by the Company

   99.2 Audited Financial Statements of Vitality as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999.

   99.3 Pro-Forma Financial Statements of the Company as of and for the year ended December 31, 2001.

   99.4  Letter to SEC pursuant to Temporary Note 3T


* Incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on February 5, 2002


                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2002                            MIM Corporation

                                                By: /s/ Barry A. Posner
                                                --------------------------------
                                                 Barry A. Posner,
                                                 Executive Vice President

                                  EXHIBIT INDEX

99.2 Audited Financial Statements of Vitality as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999.

99.3 Pro-Forma Financial Statements of the Company as of and for the twelve months ended December 31, 2001.

99.4 Letter to SEC pursuant to Temporary Note 3T